VSEC Third Quarter 2022 Results Conference Call October 2022

R A I S E T H E B A R 2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of such safe harbor provisions. “Forward-looking” statements, as such term is defined by the SEC in its rules, regulations and releases, represent VSE Corporation’s (the “Company”) expectations or beliefs, including, but not limited to, statements concerning its operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements speak only as of the date of this presentation and the Company undertakes no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation, and relate to, among other things, the Company’s intent, belief or current expectations with respect to: its future financial condition, results of operations or prospects; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation the factors identified in the Company’s reports filed with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2021. Forward-Looking Statements Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, trailing-twelve month Adjusted EBITDA, net debt and free cash flow (FCF) as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items. Net debt is defined as total debt less cash and cash equivalents. Free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached.

3Q 2022 OVERVIEW

Year-over-year Revenue Growth Across All Reporting Segments

TOTAL VSE
- Total Revenue: $242.5 million, +21% Y/Y; growth in all segments
- Adjusted EBITDA: $24.0 million, +12% Y/Y

AVIATION
- Revenue: +40% Y/Y, second straight $100+ million quarter
- Adjusted EBITDA +86% Y/Y to 13.2%

FLEET
- Revenue +7% Y/Y supported by Commercial customer growth
- Commercial Revenue +23% Y/Y driven by e-Commerce fulfillment

FEDERAL & DEFENSE
- Revenue +12% Y/Y, U.S. Navy services offset contract completions
- Adjusted EBITDA of 3.7% driven by fixed-price vs. cost-plus mix

BALANCE SHEET
- Free cash flow of $11.3 million; 3.4x Net Leverage Ratio
- Amended & extended credit facility to support business growth



Strong quarter with growth in revenue, profitability and free cash flow

3

UPDATE ON KEY STRATEGIC PRIORITIES

Focused on new business development with a customer-centric value proposition

Building Sustainable Revenue


WHEELER
FLEET SOLUTIONS

- **Aviation:** Announced four new distribution agreements valued at approximately $350 million; expanding geographic presence and leveraging proven distribution and product line management capabilities
- **Fleet:** Revenue diversification continues as Commercial remains a strong source of continued growth. Launching a new, state-of-the-art, 425,000 square foot e-Commerce fulfillment center of excellence in the Memphis, Tennessee area, doubling the existing warehouse footprint

Growing Adjusted EBITDA



- **Aviation:** Record Adjusted EBITDA through successful implementation and execution of recently awarded distribution programs and increased MRO activity driving profitability improvements
- **Fleet:** Growing adjusted EBITDA driven by steady contributions from USPS revenue and growth in Commercial Fleet

Optimizing Legacy Programs


1802

- **Aviation:** Awarded multi-year contract renewals that provide sustained revenue and increased cross-selling opportunities
- Announced a 5-year agreement with Lufthansa for 737NG material with MRO services support from VSE 737 used serviceable materials agreement
- **Fleet:** Continued expansion of product offerings for all USPS vehicle types
- **Federal & Defense:** NAVSEA program execution driving near-term revenue and bridge contract ceiling increase of $86 million solidifying revenue through 2024

$350 million of Aviation awards and Fleet commercial expansion highlight 3Q'22

4

R A I S E T H E B A R 5 VSE FINANCIAL SUMMARY ($ in millions except EPS) Quarter-to-Date 3Q'22 3Q’21 vs. 3Q'21 Revenue $242.5 $200.6 +21% Adjusted EBITDA $24.0 $21.4 +12% Adjusted EBITDA % 9.9% 10.7% (0.8) pts Operating Income $17.3 $13.9 +24% Net Income $9.4 $9.0 +4% Adjusted Net Income $9.8 $9.7 — Diluted EPS $0.73 $0.71 +3% Adjusted Diluted EPS $0.76 $0.76 — Revenue +21% year-over-year Second consecutive +$100M quarter for Aviation Year-to-Date YTD'22 YTD’21 vs. YTD'21 $715.4 $540.7 +32% $69.1 $55.7 +24% 9.7% 10.3% (0.6) pts $43.3 $10.8 +302% $23.2 $1.8 +1,214% $28.6 $22.7 +26% $1.81 $0.14 +1,093% 2.23 $1.80 +24% Revenue +21% Y/Y • Revenue growth Y/Y in all business segments driven by strong demand and execution: Aviation +40%, Fleet +7%, Federal & Defense +12% Adjusted EBITDA +12% Y/Y • Aviation MRO and distribution revenue growth and strong Fleet revenue drove increases, partially offset by Federal & Defense contract mix

R A I S E T H E B A R 6 CONSOLIDATED PERFORMANCE BRIDGE Y/Y Comparisons: • Aviation segment revenue and profit increase driven by program execution, end-market demand recovery and revenue growth within both MRO and distribution capabilities • Fleet segment revenue and EBITDA growth supported by higher sales in commercial fleet and e-commerce fulfillment and stable revenue from the USPS • Federal & Defense segment revenue growth driven by strong performance on U.S. Navy programs; profit headwinds driven by mix of cost-plus vs. fixed-price awards Revenue Adj. EBITDA Adj. EBITDA Margin % 3Q’21 QTD $200.6 $21.4 10.7% Aviation 29.5 6.3 +1.4 pts Fleet 4.5 1.0 +0.2 pts FDS 7.9 (3.7) (1.9) pts Corporate — (1.0) (0.4) pts 3Q'22 $242.5 $24.0 9.9% Program execution, strong end-markets, new business & optimization of legacy programs driving growth Revenue Adj. EBITDA Adj. EBITDA Margin % 3Q’21 YTD $540.7 $55.7 10.3% Aviation 135.9 22.9 +1.3 pts Fleet 23.5 2.4 — FDS 15.4 (10.4) (1.7) pts Corporate — (1.5) (0.2) pts 3Q'22 $715.4 $69.1 9.7%

R A I S E T H E B A R 7 AVIATION SEGMENT ($ in millions) Quarter-to-Date 3Q'22 3Q'21 vs. 3Q'21 Revenue $102.6 $73.1 +40% Adjusted EBITDA $13.6 $7.3 +86% Adjusted EBITDA % 13.2% 10.0% +3.2 pts Operating income (loss) $10.0 $3.7 +169% Revenue by Type: Distribution $73.6 $54.4 +35% Repair (MRO) $29.0 $18.7 +55% (1) Not Meaningful as prior period was a net loss Y/Y Comparisons: • Revenue +40% led by organic growth from recent distribution awards and contributions from Global Parts acquisition in July 2021 • Aviation distribution and repair revenue increased 35% and 55%, respectively, in the third quarter 2022 versus the prior-year period • Adjusted EBITDA +86% driven by contributions from new program wins, positive impacts of MRO recovery, and Global Parts acquisition 2022 Assumptions: • Total Segment Growth in quarterly Revenue Y/Y • Updated 2022 Adjusted EBITDA % from 10-11% to ~11-13% driven by improved B&GA market dynamics and MRO recovery Growth outlook supported by strong revenue and profit along with $350 million in new distribution awards Year-to-Date 3Q'22 3Q'21 vs. 3Q'21 $300.9 $165.0 +82% $36.4 $13.5 +169% 12.1% 8.2% +3.9pts $24.1 $(18.9) NM(1) $223.6 $109.0 +105% $77.3 $56.1 +38%

R A I S E T H E B A R 8 FLEET SEGMENT ($ in millions) Quarter-to-Date 3Q'22 3Q'21 vs 3Q’21 Revenue $64.8 $60.3 +7% Adjusted EBITDA $8.7 $7.7 +13% Adjusted EBITDA % 13.5% 12.8% +0.7 pts Operating income $6.5 $5.4 +21% Revenue by Type: Other Government $39.2 $36.8 +6% DoD $0.2 $2.7 (93)% Commercial $25.4 $20.7 +23% Y/Y Comparisons: • Revenue +7% driven by growth in commercial and e-commerce sales • Commercial revenue growth +23% as diversification strategy continues, and commercial revenue now comprises 39% of total Fleet vs. 34% in 3Q’21 • Adjusted EBITDA increased +13% driven by commercial growth and stable contributions from the United States Postal Service (USPS) 2022 Assumptions: • ~Flat to modest increases in quarterly revenue Y/Y as revenue mix shifts • 2022 Adjusted EBITDA % of ~12-13% and maintaining focus on growing segment Adjusted EBITDA $ Y/Y Commercial growth execution continues to deliver on multi-year revenue diversification strategy Year-to-Date 3Q'22 3Q'21 vs 3Q’21 $196.5 $173.1 +14% $25.3 $22.9 +10% 12.8% 13.2% (0.4)pts $18.3 $15.1 +21% $114.1 $109.8 +4% $3.2 $10.5 (70)% $79.3 $52.8 +50%

R A I S E T H E B A R 9 FEDERAL & DEFENSE SEGMENT ($ in millions) Quarter-to-Date 3Q'22 3Q'21 vs 3Q’21 Revenue $75.1 $67.2 +12% Adjusted EBITDA $2.8 $6.5 (57)% Adjusted EBITDA % 3.7% 9.7% (6.0)pts Operating income $1.9 $5.4 (64)% Contract Backlog: Bookings $94 $64 +47% Backlog $199 $218 (9)% Y/Y Comparisons: • Revenue increased +12% driven by U.S. Navy growth offset by U.S. Army contract completion • Revenue on the Naval Sea Systems Command (NAVSEA) contract increased +83% Y/Y, primarily from nonrecurring activity to transfer a naval frigate to Bahrain under our Foreign Military Sales (FMS) Program • Adjusted EBITDA decline due to shift of cost- plus vs. fixed-price contract mix with cost-plus contracts now representing 53% of revenue in 3Q22 compared to 40% in the prior year period 2022 Assumptions: • ~Flat quarterly revenue Y/Y • 2022 Adjusted EBITDA % of ~4-5% driven by contract mix of cost-plus and fixed-price awards Focus on building quality new capability backlog and optimizing legacy programs through NAVSEA program execution Year-to-Date 3Q'22 3Q'21 vs 3Q’21 $218.0 $202.6 +8% $10.0 $20.4 (51)% 4.6% 10.1% (5.5)pts $3.8 $17.4 (78)% $250 $234 +7% $199 $218 (9)%

BALANCE SHEET OPTIONALITY

VSE CORPORATION

($ in millions)	3Q'22	2Q'22	1Q'22
Net Debt	$298	$308	$303
Free Cash Flow	$11.3	$(3.4)	$(19.4)
Net Leverage Ratio	3.4x	3.7x	3.8x
Unused Commitments	$99	$91	$100

Third Quarter Highlights:

- $11.3M free cash flow driven by revenue growth in all business segments and successful execution of recent Aviation distribution awards; Net Leverage Ratio of 3.4x
- Maintaining focus on improving net leverage in 2022 through positive free cash flow and growth in EBITDA excluding strategic investments to support recently announced growth opportunities

Credit Facility Update – October 2022:

- Amended and extended credit facility in October 2022:
    - Increased term loan amount to $100M and reset amortization
    - Provides reduced interest rate margin
    - Extended loan maturity date to October 2025
    - Created flexibility on key covenants to support growth outlook
- Sufficient liquidity and unused commitment availability under $350M revolving credit facility (due 2025) to support growth initiatives

$11.3M 3Q'22 Free Cash Flow

Amend & extend of existing debt agreement allowing flexibility for next phase of transformation and growth

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APPENDIX 11

R A I S E T H E B A R 12 GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income and Adjusted EPS (Diluted) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. (in thousands, except per share data) 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 Net income (loss) $ 5,111 $ (12,366) $ 9,021 $ 6,200 $ 6,244 $ 7,548 $ 9,419 Adjustments to net income (loss): Acquisition, integration and restructuring costs 310 236 876 387 287 344 353 Executive transition costs — 905 — 25 — — — Inventory reserve — 24,420 84 — — — — Non-recurring professional fees — — — 357 218 — 111 Forward contract loss provision — — — — 3,482 — — Russia/Ukraine conflict — — — — — 2,335 — 5,421 13,195 9,981 6,969 10,231 10,227 9.883 Tax impact on adjusted items (78) (5,541) (240) (192) (997) (669) (116) Adjusted Net Income $ 5,343 $ 7,654 $ 9,741 $ 6,777 $ 9,234 $ 9,558 $ 9,767 Weighted Average Diluted Shares 12,172 12,702 12,775 12,810 12,803 12,811 12,834 Adjusted EPS (Diluted) $ 0.44 $ 0.60 $ 0.76 $ 0.53 $ 0.72 $ 0.75 $ 0.76

R A I S E T H E B A R 13 GAAP TO NON-GAAP RECONCILIATIONS EBITDA and Adjusted EBITDA (in thousands, except per share data) 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 Net income (loss) $ 5,111 $ (12,366) $ 9,021 $ 6,200 $ 6,244 $ 7,548 $ 9,419 Interest expense, net 3,030 2,666 2,780 3,593 3,609 3,872 4,818 Income taxes 1,462 (3,014) 2,091 946 2,061 2,731 3,035 Amortization of intangible assets 4,288 4,603 4,921 4,670 4,736 4,437 4,233 Depreciation and other amortization 1,360 1,424 1,599 1,635 1,600 1,659 1,986 EBITDA 15,251 (6,687) 20,412 17,044 18,250 20,247 23,491 Acquisition, integration and restructuring costs 310 236 876 387 287 344 353 Executive transition costs — 905 — 25 — — — Inventory reserve — 24,420 84 — — — — Non-recurring professional fees — — — 357 218 — 111 Forward contract loss provision — — — — 3,482 — — Russia/Ukraine conflict — — — — — 2,335 — Adjusted EBITDA $ 15,561 $ 18,874 $ 21,372 $ 17,813 $ 22,237 $ 22,926 $ 23,955

GAAP TO NON-GAAP RECONCILIATIONS

Segment EBITDA and Adjusted EBITDA

VSE CORPORATION

(in thousands)

	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022
Aviation							
Operating income (loss)	$ (332)	$ (22,272)	$ 3,719	$ 4,512	$ 7,622	$ 6,450	$ 10,017
Depreciation and amortization	2,554	2,554	3,062	2,898	3,035	3,110	3,413
EBITDA	2,222	(19,718)	6,781	7,410	10,657	9,560	13,430
Acquisition, integration and restructuring costs	—	—	501	387	206	40	140
Inventory reserve	—	23,727	—	—	—	—	—
Russia/Ukraine conflict	—	—	—	—	—	2,335	—
Adjusted EBITDA	$ 2,222	$ 4,009	$ 7,282	$ 7,797	$ 10,863	$ 11,935	$ 13,570
Fleet							
Operating income	$ 5,741	$ 4,000	$ 5,387	$ 5,298	$ 6,381	$ 5,366	$ 6,539
Depreciation and amortization	2,340	2,348	2,345	2,336	2,328	2,246	2,037
EBITDA	$ 8,081	$ 6,348	$ 7,732	$ 7,634	$ 8,709	$ 7,612	$ 8,576
Acquisition, integration and restructuring costs	—	—	—	—	81	129	143
Inventory reserve	—	693	—	—	—	—	—
Adjusted EBITDA	$ 8,081	$ 7,041	$ 7,732	$ 7,634	$ 8,790	$ 7,741	$ 8,719
Federal and Defense							
Operating income (loss)	$ 5,025	$ 6,999	$ 5,386	$ 2,487	$ (688)	$ 2,552	$ 1,939
Depreciation and amortization	754	1,124	1,112	1,072	973	739	769
EBITDA	5,779	$ 8,123	$ 6,498	$ 3,559	$ 285	$ 3,291	$ 2,708
Forward contract loss provision	—	—	—	—	3,482	—	—
Acquisition, integration and restructuring costs	—	—	—	—	—	152	70
Adjusted EBITDA	$ 5,779	$ 8,123	$ 6,498	$ 3,559	$ 3,767	$ 3,443	$ 2,778

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GAAP TO NON-GAAP RECONCILIATIONS

Balance Sheet

VSE CORPORATION

Reconciliation of Operating Cash Flow to Free Cash Flows

	Three Months Ended						
(in thousands)	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Mar-22	30-Jun-22	30-Sep-22
Net cash (used in) provided by operating activities	$ (36,367)	$ (17,601)	$ 23,445	$ 12,921	$ (18,174)	$ (1,964)	$ 15,932
Capital expenditures	(2,109)	(3,049)	(2,448)	(2,914)	(1,269)	(1,477)	(4,670)
Free Cash Flow	$ (38,476)	$ (20,650)	$ 20,997	$ 10,007	$ (19,443)	$ (3,441)	$ 11,262

Reconciliation of Debt to Net Debt

	Three Months Ended						
(in thousands)	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Mar-22	30-Jun-22	30-Sep-22
Principal amount of debt	$ 255,635	$ 276,983	$ 296,584	$ 286,734	$ 305,800	$ 310,356	$ 299,230
Debt issuance costs	(2,072)	(1,776)	(2,375)	(2,165)	(1,956)	(1,746)	(1,537)
Cash and cash equivalents	(347)	(337)	(383)	(518)	(498)	(371)	(90)
Net Debt	$ 253,216	$ 274,870	$ 293,826	$ 284,051	$ 303,346	$ 308,239	$ 297,603

Net Leverage Ratio

	Three Months Ended						
(in thousands)	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Mar-22	30-Jun-22	30-Sep-22
Net Debt	$ 253,216	$ 274,870	296,584	286,734	303,346	308,239	297,603
TTM Adjusted EBITDA [1]	$ 68,052	$ 69,690	73,063	73,620	80,296	84,348	86,931
Net Leverage Ratio	3.7x	3.9x	4.0x	3.9x	3.8 x	3.7x	3.4x

(1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period

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INVESTMENT HIGHLIGHTS

Pure-play independent aftermarket service provider with strong organic & inorganic growth opportunities

63+ Years **Aftermarket Services**

3 Distinct End Markets

~2,000 Employees

$926M Revenue

$87M Adj. EBITDA

$35M Adj. Net Income

Note: Figures above reflect TTM 9/30/22

- Global provider of aftermarket distribution, maintenance, repair, and overhaul ("MRO"), and other services
- Balanced commercial and defense customer base provides resilience through economic and market cycles
- Strong customer/supplier relationships with embedded services enhance long-term opportunities and revenue stability
- Fragmented end-markets provide for market share capture and high-return acquisition opportunities
- Cultural transformation driving higher margin sustainable growth

16

VSE EXECUTIVE TEAM

VSE CORPORATION



John Cuomo
President and CEO

Background & Responsibilities

- 21+ years of aerospace distribution and services market industry experience
- Appointed Chief Executive Officer and President of VSE Corporation in 2019
- Previously served as Vice President and General Manager of Boeing Distribution Services and Group President, KLX Aerospace Solutions



Stephen Griffin
Chief Financial Officer

Background & Responsibilities

- 12+ years of senior finance leadership, most recently as CFO for GE Aviation Engine Services
- Appointed CFO of VSE Corporation in November 2020
- Manages the financial and accounting operations for the consolidated corporation

VSE Senior Leadership



Chad Wheeler
Group President, Wheeler Fleet Solutions



Robert Moore
Group President, Federal & Defense Services



Ben Thomas
Group President, Aviation



Krista Stafford
Chief Human Resources Officer



Farinaz Tehrani
Chief Legal Officer

17

AVIATION SEGMENT OVERVIEW

VSE CORPORATION

Refocused Strategy: Higher growth, higher-margin commercial and B&GA distribution and MRO

Key Capabilities

- ✓ Commercial and business & general aviation proprietary product distribution
- ✓ Supply chain & logistics services
- ✓ Landing gear market specialist
- ✓ Component & engine MRO services
- ✓ Rotable exchanges and sales

Growth Drivers

MRO Capability Development

- New MRO offerings to support range of components and engine accessory repairs including: fuel and hydraulics, engine components and accessories, interiors, auxiliary power units, and avionics

Distribution Product Expansion

- New proprietary OEM product additions to support aftermarket landing gear, airframes, engine accessories, avionics, and interiors

International Expansion

- Expansion in core aerospace markets for MRO and distribution

Business and General Aviation (B&GA)

- Ability to support underserved B&GA market niche with proprietary part distribution and component and accessory MRO

Representative Customers

amazon Prime Air
COVINGTON AIRCRAFT
DallasAirmotive BBA Aviation company
DELTA
DHL
FedEx
Honeywell
H+SAviation
PAC Precision Aviation Controls
Pratt & Whitney A United Technologies Company
Revima Engine Parts Repair
Southwest
StandardAero
ups

18

FLEET SEGMENT OVERVIEW

Refocused Strategy: High growth Class 4-8 commercial distribution and e-commerce

Key Capabilities

- ✓ High-duty cycle, Class 4-8 (medium to heavy) vehicle parts distribution
- ✓ Just-in-time supply chain management
- ✓ E-commerce & e-commerce fulfillment
- ✓ Customized fleet logistics & IT solutions
- ✓ Technical support, engineering, sourcing, warehousing & kitting
- ✓ Private label products

Growth Drivers

Commercial Customer Diversification

- Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers

Wallet Share Expansion

- Product expansion to existing just-in-time clients

E-commerce

- Customized technology platform to support class 4-8 vehicle parts

E-commerce Fulfillment

- Inventory sales through 3rd-party channels

Product Expansion

- Addition of both new product offerings and growth in private label product

Representative Customers

19

FEDERAL & DEFENSE SEGMENT OVERVIEW

Refocused Strategy: Higher margin, differentiated supply chain, MRO and technical services

VSE CORPORATION

Key Capabilities

- ✓ Transportation asset MRO services
- ✓ Base operations support
- ✓ Transportation & freight services
- ✓ Logistics, procurement & supply chain support
- ✓ Engineering & technical solutions
- ✓ IT & Clean Energy consulting services

Growth Drivers

Market Expansion

- Increase military aviation services with products, supply chain and repair services

Capability Development

- Broaden DoD logistics and supply chain offering to support underserved market demand

International Growth

- Utilize success in foreign markets to support foreign military sales opportunities

Consulting/Technical Expansion

- IT and Clean Energy consulting services

Leverage Core Competency

- Expand base operations support for U.S. Air Force, U.S. Army and U.S. Navy

Representative Customers

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R A I S E T H E B A R 21 UNIQUE VALUE PROPOSITION Differentiation drives market share gains, long-term sustainable revenue & margin expansion End-User and OEM-Centric Ability to offer bespoke solutions to support critical link between end-users and Original Equipment Manufacturers (“OEMs”) Agility Lean operating model and decentralized business units support on-demand customer requirements Pure-Play Aftermarket Uniquely positioned in the market as independent parts and services provider Transportation Asset Experience Support for land, sea, and air transportation assets to new-generation platforms, legacy platforms and end-of-life assets Performance Experience 63+ year history of proven performance and aftermarket service excellence Proprietary Technology Proprietary software and solutions provide embedded customer offerings and key decision- making data to drive customer benefits

R A I S E T H E B A R 22 INVESTMENT OPPORTUNITY Unique, pure-play independent aftermarket services company poised for growth Strategic Market Positioning, Strong Growth Strategy, Proven Execution Experience MISSION-CRITICAL AFTERMARKET SERVICES CULTURAL TRANSFORMATION DRIVING GROWTH STRONG CUSTOMER RELATIONSHIPS NEW EXPERIENCED MANAGEMENT TEAM FRAGMENTED END-MARKETS WELL-BALANCED BUSINESS SEGMENTS